PC&J Preservation Fund

                         Supplement Dated July 2, 2008
            To Statement of Additional Information Dated May 1, 2008


The following is an addition to the Other Investment Considerations section of the Statement of Additional Information to be inserted after Asset-backed Securities-Mortgage Pass-Through Securities and before Investment Companies:

Investments in Call Warrants
----------------------------
     The Fund may invest up to 5% of its net assets in call warrants that upon expiration will pay a multiple of the calculated return of an index. The index is intended to be market neutral in that it attempts to limit the effects of general market movements on the index's performance by having 50% of the index "long" selected equities or equity indexes and 50% of the index "short" equities or equity indexes. To the extent that the index at expiration has had a positive return, the Fund will receive a multiple of that return times the nominal amount of the call warrants. To the extent that the index at expiration has no return or a negative return, the Fund will lose all of the premium paid for the call warrants. As a result, the Fund may lose all of its investment in the call warrants.
     Call warrants are not traded on a securities exchange and there may be no secondary market available. However, the issuer may offer to repurchase the call warrants prior to their expiration. Additionally, the call warrants are subject to the risk that the issuer of the call warrants will not be willing or able to fulfill its contractual obligations upon expiration of the call warrants. Because of this risk, the Adviser will monitor the creditworthiness of issuers of the Fund's call warrant transactions on an ongoing basis.
     The Fund would purchase the call warrants because, historically, they have provided a similar return profile and volatility profile to bonds, without having the same risks as bonds. The Adviser believes that the call warrants will reduce the volatility and downside risk of the Fund's portfolio because they have a different risk profile than the Fund's other investments, and thus are consistent with the Fund's objective of preservation of capital.